NUMBER                                                              SHARES
------                                                              ------
                           AMERICAN ATM CORP.
           Incorporated Under the Laws of the State of Florida
           10,000,000 Authorized Common Shares $.001 Par Value
           100,000 Authorized Preferred Shares $10.00 Par Value

                                                          -----------------
                                                          CUSIP 024029 10 0
                                                          -----------------
                                                             SEE REVERSE
                                                        FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is The Owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                               AMERICAN ATM CORP.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

     Wayne S. Kight                                      Mori Aaron Schweitzer
   --------------------                                  --------------------
      SECRETARY                                                PRESIDENT


                               AMERICAN ATM CORP.
                                    CORPORATE
                                      SEAL
                                     FLORIDA

COUNTERSIGNED:
                   AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                  P.O. Box 1598
                             Denver, Colorado 80201

                By            [Unreadable Signature]
                   -----------------------------------------------
                   Transfer Agent & Registrar Authorized Signature

                               AMERICAN ATM CORP.
                TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED


     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -as tenants in common                   UNIF GIFT MIN ACT- ........ Custodian .........
     TEN ENT  -as tenants by the entireties                               (Cust)             (Minor)
     JT TEN  - as joint tenants with right of                   under Uniform Gifts to Minors
               survivorship and not as tenants                  Act .....................
               in common                                                  (State)




       Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

For Value Received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE               TRANSFER FEE $20.00

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated__________________

      ----------------------------------------------------------------

      ----------------------------------------------------------------
      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
              THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

---------------------------------------
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approvved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

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